                                                                    CONFIDENTIAL




                                Project Blender
                              Valuation Analysis


                               October 12, 1998

                                 presented by

              [LOGO OF PENNSYLVANIA MERCHANT GROUP APPEARS HERE]

Table of Contents

                                                        Tab
                                                        ---
        Stock Price Performance                          I

        Comparable Companies Analysis                   II

        Discounted Cash Flow Analysis                  III

                A. Case 1: New Products

                B. Case 2: Current Products

                C. Sensitivity Analysis

        Merger and Acquisition Analysis                 IV

        Conclusion                                       V

        Exhibit A:

                Equity Risk Premium for Small-Cap Stocks

        Exhibit B:

                Control Premium Analysis

                              Blender vs. S&P 500
                              Since January 1997

                           [LINE GRAPH APPEARS HERE]

Market Data for Semiconductor Companies
(in thousands of dollars, except per share data)

                                                             Dallas                            Lattice
                           3Dfx Interactive  Actel           Semiconductor    Exar             Semiconductor
                           Incorporated(1)   Corporation(2)  Corporation(3)   Corporation(4)   Corporation(5)
-----------------------------------------------------------------------------------------------------------------
Market Price (10/09/98)             $10.06             $7.75         $25.50           $14.38           $19.13
52 Week High                        $35.25            $17.00         $56.00           $27.25           $67.50
52 Week low                          $8.00             $7.31         $22.69           $12.00           $19.75

Symbol                               TDFX               ACTL            DS              EXAR             LSCC

Most Recent Fiscal Year End         12/31/97          12/28/97       12/28/97         03/31/98         03/28/98
Most Recent Quarter End             06/30/98          06/28/98       06/28/98         06/30/98         06/27/98

Common Shares Outstanding           15,561            21,511         27,989            9,575           23,518
Fully Diluted Shares [A]            18,161            25,763         33,185           11,768           26,393

Market Value of Common Equity       $156,583          $166,170       $713,720         $137,641         $449,782
Total Debt & Preferred Stock          $195               $0             $0              $0                $0
Cash & Marketable Securities        $93,244           $72,973        $111,007         $77,177          $274,490
                                   --------           -------        --------         -------          --------
Total Enterprise Value (TEV)        $63,534           $93,737        $602,713         $60,464          $175,292

EPS Date                           06/30/98          06/28/98       06/28/98         06/30/98          06/27/98

EPS (diluted)
--------------
LTM EPS                             $0.55             $0.65          $2.09            $0.85            $2.18
12 Mos. ending 6/99 est. EPS [B]    $0.74             $0.73          $2.04            $0.98            $1.80
1998/97A EPS                       ($0.16)            $0.76          $2.19            $0.77            $2.37
1999/98E EPS [B]                    $1.01             $0.66          $1.89            $0.92            $1.71
2000/1999E EPS [B]                  $1.12             $0.88          $2.28            $1.29            $2.18

Price to LTM EPS                    18.3              11.9           12.2             16.9              8.8
Price to June 1999E EPS             13.6              10.6           12.5             14.7             10.6
Price to 1999/98E EPS               10.0              11.7           13.5             15.6             11.2
Price to 2000/99E EPS                9.0               8.8           11.2             11.1              8.8

Market Capitalization Basis
---------------------------
LTM Revenue                         $140,966          $150,857       $362,945         $99,380          $232,302
Market/LTM Revenue                     1.1               1.1            2.0             1.4               1.9
Market/Operating Cash Flow [C]         6.3               5.8            5.7             8.8               5.7
Market/Operating Profit                7.4               8.6            8.3            14.0               6.6
Market/Book                            1.3               1.4            1.9             1.1               1.0

TEV Basis
---------
TEV/LTM Revenue                        0.5               0.6             1.7            0.6               0.8
TEV/Operating Cash Flow [C]            2.6               3.3             4.8            3.8               2.2
TEV/Operating Profit                   3.0               4.9             7.0            6.2               2.6
-----------------------------------------------------------------------------------------------------------------

                                            NeoMagic            Comparable
                                            Corporation(6)      Median
---------------------------------------------------------------------------
Market Price (10/09/98)                       $11.63
52 Week High                                  $22.88
52 Week low                                   $10.50

Symbol                                         NMGC

Most Recent Fiscal Year End                   01/31/98
Most Recent Quarter End                       07/31/98

Common Shares Outstanding                     24,614
Fully Diluted Shares [A]                      28,373

Market Value of Common Equity                 $286,138
Total Debt & Preferred Stock                     $0
Cash & Marketable Securities                  $69,834
                                              --------
Total Enterprise Value (TEV)                  $216,304

EPS Date                                      07/31/98

EPS (diluted)
--------------
LTM EPS                                        $1.09
12 Mos. ending 6/99 est. EPS [B]               $1.21
1998/97A EPS                                   $0.82
1999/98E EPS [B]                               $1.12
2000/1999E EPS [B]                             $1.33

Price to LTM EPS                                10.7                    12.1
Price to June 1999E EPS                          9.6                    11.6
Price to 1999/98E EPS                           10.4
Price to 2000/99E EPS                            8.7

Market Capitalization Basis
---------------------------
LTM Revenue                                   $182,937
Market/LTM Revenue                               1.6
Market/Operating Cash Flow [C]                   7.4
Market/Operating Profit                          7.9
Market/Book                                      3.5                     1.4

TEV Basis
---------
TEV/LTM Revenue                                  1.2                     0.7
TEV/Operating Cash Flow [C]                      5.6                     3.6
TEV/Operating Profit                             6.0                     5.5
-------------------------------------------------------------------------------

[A] Assumes the exercise of all outstanding options and warrants (regardless of exercise price), and the conversion of all convertible debentures.
[B] Earnings estimates are provided by Zacks Investment Research as of 10/7/98. [C] Operating cash flow equals operating profit plus depreciation and amortization.

                      Project Blender - LTM Gross Profits

                           [BAR GRAPH APPEARS HERE]


Peer Group Average                             52.1%

3DFX Interactive Incorporation                 48.3%
Actel Corporation                              59.1%
Dallas Semiconductor Corporation               52.6%
Extar Corporation                              50.6%
Lattice Semiconductor Corporation              60.0%
NeoMagic Corporation                           42.0%
Project Blender                                44.7%

                    Project Blender - LTM Operating Profit


                           [BAR GRAPH APPEARS HERE]


Peer Group Average                             18.4%

3DFX Interactive Incorporation                 15.0%
Actel Corporation                              12.8%
Dallas Semiconductor Corporation               23.7%
Extar Corporation                               9.9%
Lattice Semiconductor Corporation              29.3%
NeoMagic Corporation                           19.8%
Project Blender                                20.1%

                 --------------------------------------------
                  Project Blender - LTM Operating Cash Flows
                 --------------------------------------------


                           [BAR CHART APPEARS HERE]



3DFX Interactive Incorporated             17.5%
Actel Corporation                         18.9%
Dallas Semiconductor Corporation          34.7%
Exar Corporation                          15.8%
Lattice Semiconductor Corporation         33.9%
NeoMagic Corporation                      21.1%
Project Blender                           23.0%
Peer Group Average                        23.7%

                -----------------------------------------------
                 Project Blender - Projected 1 Year EPS Growth
                -----------------------------------------------


                           [BAR CHART APPEARS HERE]

3DFX Interactive Incorporated                           34.5%
Actel Corporation                                       12.3%
Dallas Semiconductor Corporation                        -2.4%
Exar Corporation                                        15.3%
Lattice Semiconductor Corporation                      -21.1%
NeoMagic Corporation                                    11.0%
Project Blender                                         -8.6%
Peer Group Average                                       8.3%

Earnings estimates are provided by Zacks Investment Research

                 ---------------------------------------------
                 Project Blender - Projected 5 Year EPS Growth
                 ---------------------------------------------

3DFX Interactive Incorporated       28.3%
Actel Corporation                   22.5%
Dallas Semiconductor Corporation    19.8%
Exar Corporation                    20.0%
Lattice Semiconductor Corporation   24.4%
NeoMagic Corporation                30.0%
Project Blender                     15.0%
Peer Group Avg.                     24.2%

Earnings estimates are provided by Zacks Investment Research


Project Blender                                                                                 Case 1: New Products
Discounted Cash Flow Analysis

====================================================================================================================================
Historical & Projected Income Statements (1)
In Millions, except per share
                               ------------------------------------------------------------------------
                                         Historical                              Projected
                               ------------------------------------------------------------------------
At June 30,                     1995    1996    1997    1998    1999    2000    2001    2002    2003

Current Product Revenue         $97.7   $91.3   $104.3  $160.6  $144.0  $150.0  $179.0  $210.3  $247.1
New Product Revenue                                                6.0    15.0    17.9    21.0    24.7
                                                                 -----  ------   -----   -----   -----
Total Revenues                   97.7    91.3    104.3   160.6   150.0   165.0   196.9   231.4   271.8

Cost of sales                    45.6    54.8     59.1    88.9    85.5    94.1   112.2   131.9   155.0
                                -----   -----   ------   -----   -----  ------   -----   -----   -----
Gross profit                     52.1    36.5     45.2    71.8    64.5    71.0    84.7    99.5   116.9

Research & development           11.0    10.5     13.5    19.8    18.7    19.8    23.6    27.8    32.6
Selling, general & admin.        20.5    18.5     15.1    19.4    19.5    21.5    25.6    30.1    35.3
Special charges                   7.4     3.3     11.2     0.2     0.0     0.0     0.0     0.0     0.0
                                -----   -----   ------   -----   -----  ------   -----   -----   -----
Operating income                 13.2     4.2      5.4    32.3    26.3    29.7    35.4    41.6    48.9

Interest and other income        (1.1)   (1.3)    (1.8)   (2.0)   (1.6)   (2.0)   (2.8)   (3.7)   (4.6)
Interest expense                  0.7     0.6      0.6     0.1     0.1     0.1     0.1     0.1     0.1
Impairment in equity investment    -       -       7.1      -       -       -       -       -       -
Minority interest                  -     (1.1)    (0.2)     -       -       -       -       -       -
Equity loss of investee            -       -       0.9      -       -       -       -       -       -

Income before taxes              13.6     6.0     (1.2)   34.2    27.8    31.6    38.2    45.3    53.5
Income tax expenses               5.2     1.4      6.3    12.8     8.3     9.5    11.4    13.6    16.0
                                -----   -----   ------   -----   -----  ------   -----   -----   -----

Net income (loss)               $8.5     $4.6    ($7.5)  $21.4   $19.5   $22.1   $26.7   $31.7   $37.4
EPS                                                      $1.63   $1.49   $1.68   $1.99   $2.30   $2.72
Shares                                                    13.1    13.1    13.1    13.4    13.8    13.8

-------------------
(1) Excludes discontinued operations

Project Blender                                              Case 1:New Products
Discounted Cash Flow Analysis

--------------------------------------------------------------------------------

Historical & Projected Balance Sheets
In Millions, except per share


                                         -------------------------------------------------------------------------------------------
                                                        Historical                                   Projected
Year Ended June 30,                         1995      1996      1997      1998      1999      2000      2001      2002       2003
                                         -------------------------------------------------------------------------------------------

Assets
------
Cash & marketable securities                 $22.5     $30.5     $26.4     $41.8     $40.4     $59.1    $81.8      $102.9     $128.6
Accounts receivable                           18.8      15.4      20.7      20.3      23.6      26.0     31.0        36.4       42.8
Inventory, net                                15.5      17.1      13.5      12.8      17.1      18.8     22.4        26.4       31.0
Other current assets                           7.0       5.5       5.6       5.8       6.5       7.1      8.5        10.0       11.8
                                               ---       ---       ---       ---       ---       ---      ---        ----       ----
    Total current assets                      63.8      68.5      66.2      80.8      87.6     111.0    143.8       175.8      214.1

Property & equipment, net                     13.4      14.6      14.1      17.9      19.0      21.1     24.2        27.3       30.4
Deposits on purchase contracts                 4.2       5.6       8.0       7.9      18.0      16.0     10.0        10.0       10.0
Goodwill                                       0.4       1.8       0.0       0.0       0.0       0.0      0.0         0.0        0.0
Other assets                                   0.3       0.5       2.3       1.5       1.5       1.5      1.5         1.5        1.5
                                               ---       ---       ---       ---       ---       ---      ---         ---        ---

    Total assets                             $82.2     $91.0     $90.6    $108.0    $126.1    $149.6   $179.4      $214.5     $256.0

Liabilities & shareholders' equity
----------------------------------
Note payable to bank                          $0.0      $2.3      $0.0      $0.0      $0.0      $0.0     $0.0        $0.0       $0.0
Current long-term obligations                  0.3       0.1       0.2       0.1       0.1       0.1      0.1         0.1        0.1
Accounts payable                               5.9      10.2      12.6      11.0      10.2      11.1     13.3        15.6       18.3
Accrued salaries and bonuses                   1.2       0.4       0.9       1.8       1.4       1.5      1.8         2.1        2.5
Other current liabilities                      4.5       2.4       4.2       2.7       2.9       3.2      3.8         4.5        5.3
                                               ---       ---       ---       ---       ---       ---      ---         ---        ---
    Total current liabilities                 11.9      15.5      18.0      15.7      14.6      16.0     19.0        22.4       26.2

Long-term debt, less current                   3.5       1.6       1.5       1.4       1.2       1.1      1.0         0.8        0.7
Deferred income taxes                          1.0       0.8       1.0       1.2       1.0       1.1      1.4         1.6        1.9
                                               ---       ---       ---       ---       ---       ---      ---         ---        ---
    Total liabilities                         16.4      17.9      20.5      18.2      16.8      18.2     21.4        24.8       28.8

Minority interest                              3.3       3.9       0.0       0.0       0.0       0.0      0.0         0.0        0.0

Shareholders' equity                          62.5      69.2      70.1      89.8     109.2     131.4    158.1       189.8      227.2

    Total liabilities & equity               $82.2     $91.0     $90.6    $108.0    $126.1    $149.6   $179.4      $214.5     $256.0


Project Blender                                            Case 1: New Products
Discounted Cash Flow Analysis
================================================================================

Ratio Analysis
                                                         Historical                                   Projected
Year Ended June 30,                          1995      1996      1997      1998      1999      2000      2001      2002      2003
                                        -----------------------------------------------------------------------------------------
-----------------------------
Balance Sheet
-----------------------------

Ending days receivable                       70.3      61.6      72.4      46.2      57.5      57.5      57.5     57.5      57.5
Ending inventory turnover                     2.9       3.2       4.4       6.9       5.0       5.0       5.0      5.0       5.0
Ending other current assets/
          % expenses                        19.2%     18.2%     15.9%     11.1%     14.0%     14.0%     14.0%    14.0%     14.0%
Net capital investment/incr. sales          NA       -19.8%     -4.0%      6.7%    -10.3%     14.0%      9.7%     9.0%      7.7%
Deposits on purchases/% cogs                 9.3%     10.2%     13.5%      8.8%     21.1%     17.0%      8.9%     7.6%      6.5%
Ending days payable                          27.8      44.5      52.2      31.5      30.0      30.0      30.0     30.0      30.0
Accrued sales/% SG&A                         6.0%      2.4%      6.2%      9.2%      7.0%      7.0%      7.0%     7.0%      7.0%
Other current/% SG&A                        22.1%     12.7%     28.1%     13.7%     15.0%     15.0%     15.0%    15.0%     15.0%
Deferred taxes/% paid                       19.4%     57.3%     16.2%      9.4%     12.0%     12.0%     12.0%    12.0%     12.0%

Avg. return on investments                   5.0%      5.0%      6.3%      5.8%      4.0%      4.0%      4.0%     4.0%      4.0%
Avg. interest rate                          NA        NA        NA         4.4%      8.0%      8.0%      8.0%     8.0%      8.0%

Depreciation & amortization                   3.1       3.3       3.7       4.6       4.9       4.9       4.9      4.9       4.9
Capital expenditures                                                                  6.0       7.0       8.0      8.0       8.0

-----------------------------
Income Statement
-----------------------------

Revenue growth                               4.2%     -6.6%     14.3%     53.9%     -6.6%     10.0%     19.3%    17.5%     17.5%
Gross margin                                53.3%     39.9%     43.3%     44.7%     43.0%     43.0%     43.0%    43.0%     43.0%
R&D/revenue                                 11.2%     11.5%     13.0%     12.3%     12.5%     12.0%     12.0%    12.0%     12.0%
SG&A/revenue                                20.9%     20.2%     14.5%     12.1%     13.0%     13.0%     13.0%    13.0%     13.0%
Income tax rate                             37.8%     22.9%     NA        37.5%     30.0%     30.0%     30.0%    30.0%     30.0%
Return on avg. assets                       NA         5.4%     -8.3%     21.5%     16.6%     16.0%     16.2%    16.1%     15.9%
Return on avg. equity                       14.4%      7.0%    -10.8%     26.7%     19.6%     18.4%     18.5%    18.2%     18.0%
Return on incremental equity               NMF       NMF       NMF       NMF       -10.5%     11.2%     15.4%    14.1%     13.9%


Project Blender                                            Case 1: New Products
Discounted Cash Flow Analysis
-----------------------------------------------------------------------------------------------------------------------------------

Option analysis

                              ---------------------------------------------------------------------------------------------
                                               Current                                      In the money
                              ---------------------------------------------------------------------------------------------
                                                Avg.            Aggregate                         Avg.        Aggregate
                                 Out           Price         Exercise Price          Out         Price      Exercise Price
                              ---------------------------------------------------------------------------------------------
1991 Plan                           0          $0.000             $0.000                 0       $ 0.000
1992 Plan                     870,209         $l1.642        $10,130,563           870,209       $11.642    $10,130,563
                               52,062         $15.438           $803,733            52,062       $15.438       $803,733
                               12,000         $19.500           $234,000
                                9,550         $25.625           $244,719
1997 Equity Comp Plan          72,000         $35.250         $2,538,000
                                2,500         $20.250            $50,625
                              116,000         $24.813         $2,878,250
                               65,500         $16.063         $1,052,094            65,500       $16.063     $1,052,094
                               94,000         $14.438         $1,357,125            94,000       $14.438     $1,357,125
                              290,750         $12.688         $3,688,891           290,750       $12.688     $3,688,891
Outside Plan                  378,750         $13.250         $5,018,438           378,750       $13.250     $5,018,438
                                5,000         $19.375            $96,875
                              162,755         $25.625         $4,170,597
SPEC Plan                      18,000         $14.375           $258,750            18,000       $14.375       $258,750
                                5,000         $14.125            $70,625             5,000       $14.125        $70,625

Totals                      2,154,076         $15.131        $32,593,283         1,774,271       $12.614    $22,380,218

Shares outstanding         13,099,000                                           13,099,000

Total                      15,253,076                                           14,873,271


Project Blender                                             Case 1: New Products
Discounted Cash Flow Analysis

================================================================================

Free Cash Flow
In Millions, except per share

                                        --------------------------------------------------------------------
                                                                       Projected
Year Ended June 30,                            1999        2000         2001         2002         2003
                                        --------------------------------------------------------------------
Operating Income                          $    26.3   $    29.7    $    35.4    $    41.6    $    48.9
Less: taxes                                     7.9         8.9         10.6         12.5         14.7
                                                ---         ---         ----         ----         ----
Post-tax operating income                      18.4        20.8         24.8         29.2         34.3

Add: depreciation & amortization                4.9         4.9          4.9          4.9          4.9
Add: increase in current liabilities           (1.0)        1.4          3.1          3.3          3.9
Less: increase in current assets               (8.3)       (4.7)       (10.1)       (10.9)       (12.8)
Less: capital expenditures                     (6.0)       (7.0)        (8.0)        (8.0)        (8.0)
Less: increase in deposits on purchases       (10.1)        2.0          6.0          0.0          0.0
                                               ----         ---          ---          ---          ---
Cash flow                                     ($2.2)  $    17.4    $    20.7    $    18.5    $    22.3

PV Factor                          18.8%      0.841       0.708        0.596        0.501        0.422

PV of cash flows                              ($1.8)  $    12.3    $    12.3    $     9.3    $     9.4

------------------------------------------------------------------------------------------------------------
Sum of PV's                                                                                  $    41.5
------------------------------------------------------------------------------------------------------------

Terminal value                      7.0x                                                     $   342.5
PV Factor                                                                                        0.422
                                                                                                 -----
------------------------------------------------------------------------------------------------------------
PV of terminal value                                                                         $   144.5
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 Cash flows + terminal value                                                                 $   186.1
------------------------------------------------------------------------------------------------------------
Add: cash & marketable securities                                                            $    41.8
Add: exercise value of options                                                               $    22.4
Less: interest bearing liabilities                                                               ($1.5)
                                                                                                  ----

------------------------------------------------------------------------------------------------------------
 Current estimate of value                                                                   $   248.7
------------------------------------------------------------------------------------------------------------

 Options and shares outstanding (including exercised options)                                     14.9

------------------------------------------------------------------------------------------------------------
 Value per share                                                                             $   16.72
------------------------------------------------------------------------------------------------------------

Project Blender
Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Equity cost of capital
In Millions, except per share

Current long-term interest rate (30-year)                           4.90%

Current equity premium                                              5.69%(1)

Beta                                                                1.88 (2)

Cost of equity                                                     15.57%

Small stock premium                                                 3.02%(3)

Adjusted cost of equity                                            18.59%

Range - High                                                       20.59%

Range - Low                                                        16.59%


(1)  Source: Ibbotson & Associates
(2)  For the six months ended September 30, 1998
(3)  Source: PricewaterhouseCoopers

Project Blender                                         Case 2: Current Products
Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Historical & Projected Income Statements (1)
In Millions, except per share

                                 ----------------------------------------------------------------------------------------------
                                                        Historical                                Projected
At June 30,                        1995       1996       1997       1998       1999       2000       2001      2002      2003
                                 ----------------------------------------------------------------------------------------------
Current Product Revenue            $97.7      $91.3     $104.3     $160.6     $144.0     $150.0     $179.0    $210.3    $247.1
New Product Revenue                                                              0.0        0.0        0.0       0.0       0.0
                                                                                 ---        ---        ---       ---       ---
Total Revenues                      97.7       91.3      104.3      160.6      144.0      150.0      179.9     210.3     247.1

Cost of sales                       45.6       54.8       59.1       88.9       82.1       85.5      102.0     119.9     140.9
                                    ----       ----       ----       ----       ----       ----      -----     -----     -----
Gross profit                        52.1       36.5       45.2       71.8       61.9       64.5       77.0      90.4     106.3
Research & development              11.0       10.5       13.5       19.8       18.7       18.0       21.5      25.2      29.7
Selling, general & admin.           20.5       18.5       15.1       19.4       18.7       19.5       23.3      27.3      32.1
Special charges                      7.4        3.3       11.2        0.2        0.0        0.0        0.0       0.0       0.0
                                     ---        ---       ----        ---        ---        ---        ---       ---       ---
Operating income                    13.2        4.2        5.4       32.3       24.5       27.0       32.2      37.9      44.5

Interest and other income           (1.1)      (1.3)      (1.8)      (2.0)      (1.6)      (2.0)      (2.8)     (3.6)     (4.4)
Interest expense                     0.7        0.6        0.6        0.1        0.1        0.1        0.1       0.1       0.1
Impairment in equity investment       --         --        7.1         --         --         --         --        --        --
Minority interest                     --       (1.1)      (0.2)        --         --         --         --        --        --
Equity loss of investee               --         --        0.9         --         --         --         --        --        --

Income before taxes                 13.6        6.0       (1.2)      34.2       26.0       28.9       34.9      41.4      48.8
Income tax expense                   5.2        1.4        6.3       12.8        7.8        8.7       10.5      12.4      14.7
                                     ---        ---        ---       ----        ---        ---       ----      ----      ----

Net income (loss)                   $8.5       $4.6      ($7.5)     $21.4      $18.2      $20.2      $24.4     $29.0     $34.2
EPS                                                                 $1.63      $1.39      $1.54      $1.82     $2.11     $2.49
Shares                                                               13.1       13.1       13.1       13.4      13.8      13.8

(1) Excludes discontinued operations

Project Blender                                        Case 2: Current Products
Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Free Cash Flow
In Millions, except per share

                                        -------------------------------------------------------
                                                               Projected

Year Ended June 30,                          1999       2000       2001       2002       2003
                                        -------------------------------------------------------
Operating Income                            $24.5      $27.0      $32.2      $37.9      $44.5
Less: taxes                                   7.4        8.1        9.7       11.4       13.3
                                              ---        ---        ---       ----       ----
Post-tax operating income                    17.2       18.9       22.6       26.5       31.1
Add: depreciation & amortization              4.9        4.9        4.9        4.9        4.9
Add: increase in current liabilities         (1.6)       0.5        2.8        3.0        3.5
Less: increase in current assets             (6.5)      (1.8)      (9.1)      (9.9)     (11.6)
Less: capital expenditures                   (6.0)      (7.0)      (8.0)      (8.0)      (8.0)
Less: increase in deposits on purchases     (10.1)       2.0        6.0        0.0        0.0
                                             ----        ---        ---        ---        ---
Cash flow                                   ($2.1)     $17.5      $19.1      $16.5      $20.0
PV Factor                  18.9%            0.841      0.707      0.595      0.500      0.421
PV of cash flows                            ($1.8)     $12.4      $11.4       $8.3       $8.4
-----------------------------------------------------------------------------------------------
Sum of PV's                                                                             $38.6
-----------------------------------------------------------------------------------------------
Terminal value              7.0 x                                                      $311.4

 PV Factor                                                                              0.421
                                                                                        -----
-----------------------------------------------------------------------------------------------
PV of terminal value                                                                   $131.0
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Cash flows + terminal value                                                            $169.6
-----------------------------------------------------------------------------------------------

Add: cash & marketable securities                                                       $41.8
Add: exercise value of options                                                          $21.3
Less: interest bearing liabilities                                                      ($1.5)
-----------------------------------------------------------------------------------------------
Current estimate of value                                                              $231.2
-----------------------------------------------------------------------------------------------

Options and shares outstanding (including exercised options)                             14.8

-----------------------------------------------------------------------------------------------
Value per share                                                                        $15.62
-----------------------------------------------------------------------------------------------

Project Blender
Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Sensitivity Analysis
In Millions, except per share

Case 1: New Products
                                   16.8%     17.8%     18.8%     19.8%     20.8%
                             ---------------------------------------------------
Terminal                  6.0    $16.24    $15.84    $15.38    $14.94    $14.52
Value                     6.5    $16.98    $16.47    $15.99    $15.53    $15.08
Multiple                  7.0    $17.76    $17.22    $16.70    $16.21    $15.74
                          7.5    $18.54    $17.96    $17.42    $16.90    $16.40
                          8.0    $19.32    $18.71    $18.13    $17.58    $17.06
                             ---------------------------------------------------

Case 2: Current Products
                                   16.9%     17.9%     18.9%     19.9%     20.9%
                             ---------------------------------------------------
Terminal                  6.0    $15.18    $14.81    $14.39    $13.99    $13.61
Value                     6.5    $15.85    $15.39    $14.95    $14.52    $14.12
Multiple                  7.0    $16.56    $16.07    $15.60    $15.15    $14.72
                          7.5    $17.27    $16.75    $16.25    $15.77    $15.32
                          8.0    $17.98    $17.42    $16.90    $16.39    $15.92
                             ---------------------------------------------------

Project Blender
Mergers and Acquisition Analysis
--------------------------------------------------------------------------------

Dates Effective January 1, 1996 to Present
Semiconductor Industry

                                                                  Target Financials LTM, except BV  Acquisition Multiples    Premium
                                                                  -------------------------------- ------------------------- -------

 Date Announced           Target                  Per Share Value      Net Sales      Net Income   ENT/Net Sales   Equity/NI  1 day
 Date Effective        Target Business             Equity Value     Operating Income    EPS        ENT/Op. Income    P/E     1 week
Date of Financials       Acquiror                 Enterprise Value     Cash Flow      Book Value   ENT/Cash Flow     P/BV    1 month

------------------------------------------------------------------------------------------------------------------------------------

    07/24/98       Information Storage Devices         $7.50             $51.8          ($9.3)          1.34          NMF     46.3%
                   Mnfr. Voice Recorded Circuits       $76.4            ($11.6)        ($0.96)           NMF          NMF     36.4%
    04/04/98       Windbond Electronic Corp.           $69.4             ($7.8)         $5.80            NMF          1.3     44.6%

    03/02/98       Benchmarq Microelectronics Inc.    $18.81             $46.1           $7.7           3.15         19.1     15.8%
    08/03/98       Mnfr. Microprocessors              $146.8             $10.0          $1.00           14.5         18.8     14.0%
    09/30/98       Unitrobe Corp.                     $145.1             $12.0          $4.70           12.1          4.0     67.2%

    01/21/98       BKC Semiconductors Inc.             $9.17             $11.8           $0.6           1.35         22.2     66.7%
    05/15/98       Mnfr. Semiconductor Devices         $13.3              $1.3          $0.50           12.2         18.3     59.5%
     9/30/97       Microsemi Corp.                     $15.9              $1.3          $2.60           12.2          3.5     66.7%

    07/28/97       Cyrix Corp.                        $27.69            $220.8         ($10.1)          2.82          NMF     30.3%
    11/17/97       Mnfr. PC Units, Microprocessors    $567.8            ($11.1)        ($0.53)           NMF          NMF     29.5%
    06/30/97       National Semiconductor Corp.       $623.2             $15.9          $6.40            NMF          4.3     29.5%

    07/28/97       Chips & Technologies Inc.          $17.50            $159.8          $29.7           2.45         14.4     25.0%
    02/02/98       Design Whl. Integrated Circuits    $426.2             $22.2          $1.28           17.6         13.7     32.1%
    09/30/97       Intel Corp.                        $391.3             $25.9          $5.90           15.1          3.0     68.7%

    11/05/96       Panatech Research & Development     $7.00             $10.9           $1.5           2.41         19.5     55.6%
    03/14/97       Manufacture Semiconductors          $29.2              $2.5          $0.37           10.5         18.8     55.6%
    06/30/96       Harbour Group Ltd.                  $26.2              $2.9          $2.00            9.0          3.5     51.4%

    07/01/96       Brooktree Corp.                    $15.00            $146.9            7.0           1.86         37.6     42.9%
    09/25/96       Manufacture Semiconductors         $262.9              -3.9          $0.38            NMF         39.2     64.4%
    06/29/96       Rockwell International Corp.       $273.4             $11.0          $8.60            NMF          1.7     16.5%

Source: Securities Data Company

Project Blender
Mergers and Acquisition Analysis
--------------------------------------------------------------------------------

Dates Effective January 1, 1996 to Present
Semiconductor Industry

                                                               Target Financials LTM, except BV   Acquisition Multiples    Premium
                                                               -------------------------------- ------------------------   -------
 Date Announced          Target                Per Share Value      Net Sales     Net Income    ENT/Net Sales  Equity/NI    1 day
 Date Effective       Target Business           Equity Value    Operating Income   EPS          ENT/Op. Income    P/E      1 week
Date of Financials      Acquiror               Enterprise Value    Cash Flow      Book Value    ENT/Cash Flow     P/BV     1 month
------------------------------------------------------------------------------------------------------------------------------------


   03/26/96        VLSI Technology                $14.38             $587.1         $31.7            0.94         16.6      18.6%
   03/22/96        Mnfr. Integrated Circuits      $527.5              $46.7         $0.85            11.8         17.0       7.0%
   12/30/94        Investor Group                 $551.6             $108.5         $7.00             5.1          2.1      18.6%

   02/07/96        Catalyst Semiconductor Inc.     $6.00              $53.9          $2.8            0.75         14.5      -2.0%
   02/07/96        Manufacture Semiconductors      $40.7               $3.2         $0.36            12.7         16.9      14.3%
   09/30/95        United Microelectronic Corp.     40.5               $4.8         $1.70             8.4          3.5      11.6%

                                                                              ----------------------------------------------------
                                                                               Averages:              1.9         20.5      33.2%
                                                                                                     13.2         20.4      34.7%
                                                                                                     10.3          3.0      41.6%
                                                                              ----------------------------------------------------

                                                                              ----------------------------------------------------
                                                                                 Median:              1.9         16.6      30.3%
                                                                                                     11.8         17.0      32.1%
                                                                                                      8.4          3.5      44.6%
                                                                              ----------------------------------------------------

Source: Securities Data Company

Project Blender
Summary of Estimated Values
--------------------------------------------------------------------------------

----------------------------
On-going Value Basis
----------------------------

                                                                                  Indicated Value
                                                                       ------------------------------------
                                                                        Enterprise      Equity      Per
                                                  Median    Blender       Value         Value       Share     Weighting
                                                 -----------------------------------------------------------------------
Comparable Companies (as of 10/9/98)
------------------------------------
Price to LTM / EPS                                 12.1      $1.63                                  $19.73       20.0%
Price to June 99/ EPS (Case 1)                     11.6      $1.49                                  $17.28       10.0%
Price to June 99/ EPS (Case 2)                     11.6      $1.39                                  $16.12       10.0%
Market / Book                                       1.4      $89.8                      $125.7       $9.59       10.0%
TEV / Revenue                                       0.7     $160.6         $112.4       $154.3      $11.78       16.7%
TEV / Operating Income                              5.5      $32.3         $177.7       $219.5      $16.75       16.7%
TEV / Operating Cash Flow                           3.6      $36.9         $132.8       $174.6      $13.33       16.7%

               Weighted Average Implied Value                                                       $15.22

Discounted Cash Flow Analysis
-----------------------------
Case 1                                                                                              $16.70       50.0%
Case 2                                                                                              $15.60       50.0%

     Weighted Average Implied Value                                                                 $16.15

     -----------------------------------------------------------------------------------------------------------------
     Average of Both Methodologies                                                                  $15.68

     Likely Range                                               +/-          $1.00              $14.68 to $16.68
     -----------------------------------------------------------------------------------------------------------------

Project Blender
Summary of Estimated Values
--------------------------------------------------------------------------------

-----------------------------
Acquisition Value Basis
-----------------------------

                                                                             Indicated Value
                                                                       ---------------------------
                                                       Comp.           Enterprise  Equity     Per
                                                      Median   Blender   Value     Value     Share      Weighting
                                                    ---------------------------------------------------------------
Merger & Acquisition Multiples
------------------------------
Enterprise Value/Sales                                  1.9   $ 160.6   $ 305.2   $ 347.0    $ 26.49      20.0%
Enterprise Value/Oper. Income                          11.8   $  32.3   $ 381.1   $ 423.0    $ 32.29      20.0%
Enterprise Value/Cash Flow                              8.4   $  36.9   $ 309.8   $ 351.6    $ 26.84      20.0%
Price/LTM Earnings                                     17.0   $  1.63                        $ 27.71      20.0%
Price/Book                                              3.5   $  89.8             $ 314.2    $ 23.99      20.0%

     Weighted Average Implied Value                                                          $ 27.46

Premium Over Current Stock Price (as of 10/09/98)
-------------------------------------------------
One day                                                30.3%  $ 10.69                        $ 13.93      33.3%
One week                                               32.1%  $ 10.63                        $ 14.04      33.3%
One month                                              44.6%  $  9.38                        $ 13.56      33.3%

     Weighted Average Implied Value                                                          $ 13.84

Control Premium Analysis
------------------------
Low Value - On-Going Basis
     Low Quarter for Last Year (1Q98)                  28.9%                      $ 14.68    $ 18.93      25.0%
     High Quarter for Last Year (2Q98)                 31.2%                      $ 14.68    $ 19.27      25.0%

High Value - On-Going Basis
     Low Quarter for Last Year (1Q98)                  28.9%                      $ 16.68    $ 21.51      25.0%
     High Quarter for Last Year (2Q98)                 31.2%                      $ 16.68    $ 21.89      25.0%

     Weighted Average Implied Value                                                          $ 20.40

     ----------------------------------------------------------------------------------------------------------
     Average of Three Methodologies                                                          $ 20.57

     Likely Range                                                         +/-    $2.00   $18.57 to $22.57
     ----------------------------------------------------------------------------------------------------------

Companies Ranked by Market Value of Equity                             Exhibit A

----------------------------------------------------------------------------------------------------------------------------------
Historical Equity Risk Premium: Average Since 1963
Data for Year Ending December 31, 1997


                                                                                              Smoothed
Portfolio  Average    Log of   Number   Beta    Standard  Geometric Arithmetic  Arithmetic     Average              Small  Average
  Rank    Mkt Value  Average   as of   Annual   Deviation  Average   Average    Equity Risk  Equity Risk  Expected  Stock   Debt/
by Size   ($mils.)  Mkt Value   1997  Since '63 of Returns  Return   Return       Premium      Premium    Premium  Premium  MVIC
      1    48,272     4.68        47    0.91      15.78%    12.32%    13.48%       5.88%        2.75%      5.35%   -2.60%   18.06%
      2    13,968     4.15        45    0.93      15.66%    10.56%    11.67%       4.07%        4.65%      5.48%   -0.83%   24.26%
      3     8,687     3.94        42    0.89      15.18%    10.54%    11.64%       4.04%        5.37%      5.27%    0.10%   27.05%
      4     5,791     3.76        48    0.98      16.79%    12.96%    14.23%       6.63%        5.99%      5.77%    0.22%   27.75%
      5     4,568     3.66        47    1.00      17.33%    10.75%    12.09%       4.49%        6.36%      5.91%    0.45%   28.96%
      6     3,620     3.56        49    0.97      17.01%    13.08%    14.37%       6.77%        6.71%      5.71%    1.00%   29.60%
      7     3,038     3.48        56    0.97      17.25%    13.67%    14.96%       7.36%        6.98%      5.73%    1.25%   28.16%
      8     2,444     3.39        54    1.02      18.18%    13.68%    15.09%       7.49%        7.31%      6.01%    1.31%   27.81%
      9     2,185     3.34        54    1.06      19.47%    12.55%    14.17%       6.57%        7.49%      6.25%    1.24%   25.70%
     10     1,838     3.26        53    1.21      20.94%    13.87%    15.76%       8.16%        7.75%      7.16%    0.59%   26.03%
     11     1,546     3.19        49    1.15      20.55%    13.76%    15.59%       7.99%        8.02%      6.80%    1.21%   25.83%
     12     1,218     3.09        60    1.08      19.37%    14.24%    15.87%       8.27%        8.38%      6.38%    2.00%   27.46%
     13     1,064     3.03        60    1.17      21.55%    13.68%    15.72%       8.12%        8.59%      6.90%    1.69%   28.11%
     14       886     2.95        62    1.06      19.90%    14.50%    16.17%       8.57%        8.87%      6.27%    2.60%   28.26%
     15       754     2.88        71    1.17      21.32%    14.90%    16.97%       9.37%        9.12%      6.91%    2.20%   28.56%
     16       600     2.78        72    1.20      22.41%    15.20%    17.38%       9.78%        9.46%      7.10%    2.37%   27.05%
     17       521     2.72        68    1.21      23.19%    13.88%    16.20%       8.60%        9.68%      7.16%    2.53%   27.75%
     18       450     2.65        76    1.20      24.26%    15.50%    17.95%      10.35%        9.90%      7.07%    2.83%   27.98%
     19       378     2.58        81    1.29      24.69%    14.34%    17.05%       9.45%       10.17%      7.59%    2.59%   28.51%
     20       311     2.49       112    1.28      25.42%    14.67%    17.42%       9.82%       10.47%      7.53%    2.94%   28.62%
     21       231     2.36       104    1.24      24.41%    15.89%    18.35%      10.75%       10.93%      7.33%    3.59%   28.80%
     22       191     2.28        87    1.34      26.75%    14.95%    17.97%      10.37%       11.22%      7.88%    3.34%   30.22%
     23       147     2.17       145    1.32      26.19%    17.27%    20.15%      12.55%       11.62%      7.76%    3.86%   29.12%
     24       100     2.00       215    1.36      27.32%    16.87%    20.00%      12.40%       12.21%      7.99%    4.21%   30.66%
     25        35     1.54       545    1.42      33.76%    19.28%    23.57%      15.97%       13.83%      8.35%    5.47%   32.15%
----------------------------------------------------------------------------------------------------------------------------------
High financial risk              548    1.69      41.21%    15.32%    21.41%      13.81%                                    54.71%
----------------------------------------------------------------------------------------------------------------------------------

Large Stocks (Ibbotson SBBI data)                           12.16%    13.29%       5.69%
Small Stocks (Ibbotson SBBI data)                           15.70%    18.48%      10.88%

Long-Term Treasury Income (Ibbotson SBBI data)               7.58%     7.60%
----------------------------------------------------------------------------------------------------------------------------------

Equity Risk Premium Study: Data through December 31, 1997
Data Smoothing with Regression Analysis
Dependent Variable: Average Premium
Independent Variable: Log of Average Market Value of Equity


                              Regression Output:

Constant                                                19.261%
Std Err of Y Est                                         1.065%
R Squared                                                   86%
No. of Observations                                          25
Degrees of Freedom                                           23

X Coefficient(s)                  -3.526%
Std Err of Coef.                   0.303%
t-Statistic                        -11.65

Smoothed Premium = 19.261% - 3.526% *Log(Mkt Value)


                    Smoothed Premium vs. Unadjusted Average


                           [LINE GRAPH APPEARS HERE]


                           (c) Price Waterhouse LLP

Project Blender
Control Premium Analysis
================================================================================

Median Control Premium

                                      3Q97       4Q97      1Q98      2Q98
                                      ----       ----      ----      ----
All domestic transaction                29.7%      28.9%     28.9%     31.2%



                           [LINE GRAPH APPEARS HERE]

(1) Source: Houlihan Lokey Howard & Zukin